Exhibit 10.7

MEDALLIA, INC.

CHANGE IN CONTROL AND SEVERANCE POLICY

(Adopted on May 24, 2019; Effective as of May 24, 2019)

This Change in Control and Severance Policy (the “Policy”) is designed to provide certain protections to a select group of designated key employees of Medallia, Inc. (“Medallia” or the “Company”) or any of its subsidiaries if their employment is involuntarily terminated under the circumstances described in this Policy. The Policy is designed to be an “employee welfare benefit plan” (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), and this document is both the formal plan document and the required summary plan description for the Policy.

1.

Eligible Employee: An individual is only eligible for protection under this Policy if he or she is an Eligible Employee and complies with its terms. An “Eligible Employee” is an employee of the Company or any subsidiary of the Company who has (a) been designated by the Compensation Committee of the Board (the “Compensation Committee”) as eligible to participate in the Policy, whether individually or by position or category of position and (b) executed a participation agreement in the form attached hereto as Exhibit A (a “Participation Agreement”). Failure to comply with the terms of an individual’s Participation Agreement will result in that individual not being an Eligible Employee.

2.

Policy Benefits: An Eligible Employee will be eligible to receive the payments and benefits under this Policy and his or her Participation Agreement upon his or her Qualified Termination. The amount and terms of any Equity Vesting, Salary Severance, Bonus Severance, and COBRA Benefit that an Eligible Employee may receive upon his or her Qualified Termination will be set forth in his or her Participation Agreement. All benefits under this Policy will be subject to the Eligible Employee’s compliance with the Release Requirement and any timing modifications required to avoid adverse taxation under Section 409A.

3.

Equity Vesting: On a Qualified Termination, the applicable percentage (set forth in an Eligible Employee’s Participation Agreement) of the then-unvested shares subject to each of the Eligible Employee’s then-outstanding time-based equity awards will immediately vest and, in the case of options and stock appreciation rights, will become exercisable (for avoidance of doubt, no more than 100% of the shares subject to the outstanding portion of a time-based equity award may vest and become exercisable pursuant to this provision). Any restricted stock units or similar full value awards that vest under this paragraph will be settled on the 61st day following the Eligible Employee’s Qualified Termination. For the avoidance of doubt, if an Eligible Employee’s Qualified Termination occurs prior to a Change in Control, then any unvested portion of the Eligible Employee’s outstanding time-based equity awards will remain outstanding for 3 months so that any additional benefits due on a Qualified Termination can be provided if a Change in Control occurs within 3 months following the Qualified Termination (provided that in no event will the terminated Eligible Employee’s stock options or similar equity awards remain outstanding beyond the equity award’s maximum term to expiration). If no Change in Control occurs within 3 months after a Qualified Termination, any unvested portion of the Eligible Employee’s equity awards automatically will be forfeited permanently without having vested. Any accelerated vesting of an Eligible Employee’s outstanding performance-based equity awards upon a Qualified Termination will be determined by the terms of the award agreements for such equity awards.

4.

Salary Severance: On a Qualified Termination, an Eligible Employee will be eligible to receive salary severance payment(s) equal to the applicable percentage (set forth in his or her Participation Agreement) of his or her Base Salary. The Eligible Employee’s salary severance payment(s) will be paid in cash at the time(s) specified in his or her Participation Agreement.

5.

Bonus Severance: To the extent specified in his or her Participation Agreement, on a Qualified Termination, an Eligible Employee will be eligible to receive bonus severance payment(s) with respect to the Eligible Employee’s annual bonus. If applicable, the Eligible Employee’s bonus severance payment(s) will be paid in cash at the time(s) specified in his or her Participation Agreement.

6.

COBRA Coverage: On a Qualified Termination, if the Eligible Employee, and any spouse and/or dependents of the Eligible Employee (“Family Members”) has or have coverage on the date of the Eligible Employee’s Qualified Termination under a group health plan sponsored by the Company, the Company will pay the total applicable premium cost for continued group health plan coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) during the period of time following the Eligible Employee’s employment termination, as set forth in the Eligible Employee’s Participation Agreement, regardless of whether the Eligible Employee elects COBRA continuation coverage for Eligible Employee and his Family Members (the “COBRA Severance”). The COBRA Severance will be paid in a lump sum payment equal to the monthly COBRA premium (on an after-tax basis) that the Eligible Employee would be required to pay to continue the group health coverage in effect on the date of the Eligible Employee’s termination of employment (which amount will be based on the premium for the first month of COBRA coverage), multiplied by the number of months in the period of time set forth in the Eligible Employee’s Participation Agreement following the termination. Furthermore, for any Eligible Employee who, due to non-U.S. local law considerations, is covered by a health plan that is not subject to COBRA, the Company may (in its discretion) instead provide cash or continued coverage in a manner intended to replicate the benefits of this Section 6 and to comply with applicable local law considerations.

7.

Death of Eligible Employee: If the Eligible Employee dies after a Qualified Termination and before all payments or benefits he or she is entitled to receive under this Policy have been paid, then (i) COBRA Coverage (or COBRA Replacement Payments) to the Eligible Employee will immediately cease and (ii) any such unpaid Salary Severance, Bonus Severance, or Equity Vesting will be paid to his or her designated beneficiary, if living, or otherwise to his or her personal representative in a lump-sum payment as soon as possible following his or her death.

8.

Recoupment: If the Company discovers after the Eligible Employee’s receipt of payments or benefits under this Policy that grounds for the termination of the Eligible Employee’s employment for Cause existed, then the Eligible Employee will not receive any further payments or benefits under this Policy and, to the extent permitted under applicable laws, will be required to repay to the Company any payments or benefits he or she received under the Policy (and any financial gain derived from such payments or benefits).

9.

Release: The Eligible Employee’s receipt of any severance payments or benefits upon his or Qualified Termination under this Policy is subject to the Eligible Employee signing and not revoking the Company’s then-standard separation agreement and release of claims (which may include an agreement not to disparage the Company, non-solicit provisions, and other standard terms and conditions) (the “Release” and such requirement, the “Release Requirement”), which must become effective and irrevocable no later than the 60th day following the Eligible Employee’s Qualified Termination (the “Release Deadline”). If the Release does not become effective and irrevocable by the Release Deadline, the Eligible Employee will forfeit any right to severance payments or benefits under this Policy. In no event will severance payments or benefits under the Policy be paid or provided until the Release actually becomes effective and irrevocable. Notwithstanding any other payment schedule set forth in this Policy or the Eligible Employee’s Participation Agreement, none of the severance payments and benefits payable upon such Eligible Employee’s Qualified Termination under this Policy will be paid or otherwise provided prior to the 60th day following the Eligible Employee’s Qualified Termination. Except as otherwise set forth in an Eligible Employee’s Participation Agreement or to the extent that payments are delayed under the paragraph below entitled “Section 409A,” on the first regular payroll pay day following the 60th day following the Eligible Employee’s Qualified Termination, the Company will pay or provide the Eligible Employee the severance payments and benefits that the Eligible Employee would otherwise have received under this Policy on or prior to such date, with the balance of such severance payments and benefits being paid or provided as originally scheduled.

10.

Section 409A: The Company intends that all payments and benefits provided under this Policy or otherwise are exempt from, or comply with, the requirements of Section 409A of the Code and any guidance promulgated thereunder (collectively, “Section 409A”) so that none of the payments or benefits will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted in accordance with this intent. No payment or benefits to be paid to an Eligible Employee, if any, under this Policy or otherwise, when considered together with any other severance payments or separation benefits that are considered deferred compensation under Section 409A (together, the “Deferred Payments”) will be paid or otherwise provided until such Eligible Employee has a “separation from service” within the meaning of Section 409A. If, at the time of the Eligible Employee’s termination of employment, the Eligible Employee is a “specified employee” within the meaning of Section 409A, then the payment of the Deferred Payments will be delayed to the extent necessary to avoid the imposition of the additional tax imposed under Section 409A, which generally means that the Eligible Employee will receive payment on the first payroll date that occurs on or after the date that is 6 months and 1 day following his or her termination of employment. The Company reserves the right to amend the Policy as it deems necessary or advisable, in its sole discretion and without the consent of any Eligible Employee or any other individual, to comply with any provision required to avoid the imposition of the additional tax imposed under Section 409A or to otherwise avoid income recognition under Section 409A prior to the actual payment of any benefits or imposition of any additional tax. Each payment, installment, and benefit payable under this Policy is a separate payment for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). In no event will the Company reimburse any Eligible Employee for any taxes that may be imposed on him, including as a result of Section 409A.

11.	Parachute Payments:

a.

Reduction of Severance Benefits. Notwithstanding anything set forth herein to the contrary, if any payment or benefit that an Eligible Employee would receive from the Company or any other party whether in connection with the provisions herein or otherwise (the “Payment”) would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (b) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Best Results Amount. The “Best Results Amount” will be either (x) the full amount of such Payment or (y) such lesser amount as would result in no portion of the Payment being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local employment taxes, income taxes and the Excise Tax, results in the Eligible Employee’s receipt, on an after-tax basis, of the greater amount notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting parachute payments is necessary so that the Payment equals the Best Results Amount, reduction will occur in the following order: (i) cancellation of awards granted “contingent on a change in ownership or control” (within the meaning of Section 280G); (ii) a pro rata reduction of (A) cash payments that are subject to Section 409A as deferred compensation and (B) cash payments not subject to Section 409A of the Code; (iii) a pro rata reduction of (A) employee benefits that are subject to Section 409A as deferred compensation and (B) employee benefits not subject to Section 409A; and (iv) a pro rata cancellation of (A) accelerated vesting equity awards that are subject to Section 409A as deferred compensation and (B) equity awards not subject to Section 409A. In the event that acceleration of vesting of equity awards is to be cancelled, such acceleration of vesting will be cancelled in the reverse order of the date of grant of a Participant’s equity awards.

b.

Determination of Excise Tax Liability. The Company will select a professional services firm to make all of the determinations required to be made under these paragraphs relating to parachute payments. The Company will request that firm provide detailed supporting calculations both to the Company and the Eligible Employee prior to the date on which the event that triggers the Payment occurs if administratively feasible, or subsequent to such date if events occur that result in parachute payments to the Eligible Employee at that time. For purposes of making the calculations required under these paragraphs relating to parachute payments, the firm may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith determinations concerning the application of the Code. The Company and the Eligible Employee will furnish to the firm such information and documents as the firm may reasonably request in order to make a determination under these paragraphs relating to parachute payments. The Company will bear all costs the firm may reasonably incur in connection with any calculations contemplated by these paragraphs relating to parachute payments. Any such determination by the firm will be binding upon the Company and the Eligible Employee, and the Company will have no liability to the Eligible Employee for the determinations of the firm.

12.

Administration: The Policy will be administered by the Company, acting through the Compensation Committee or another duly constituted committee of members of the Board or its delegate, but only to the extent of such delegation of authority or responsibility (in each case, an “Administrator”). The Administrator will have full discretion to administer and interpret the Policy. Any decision made or other action taken by the Administrator with respect to the Policy and any interpretation by the Administrator of any term or condition of the Policy, or any related document, will be conclusive and binding on all persons and be given the maximum possible deference allowed by law. The Administrator is the “named fiduciary” and “plan administrator” of the Policy for purposes of ERISA and will be subject to the fiduciary standards of ERISA when acting in such capacity. The Administrator may, in its sole discretion and on such terms and conditions as it may provide, delegate in writing to one or more officers of the Company all or any portion of its authority or responsibility with respect to the Policy.

13.	Attorneys’ Fees: The Company and each Eligible Employee will bear their own attorneys’ fees incurred in connection with any disputes between them.

14.

Exclusive Benefits: Except as may be set forth in an Eligible Employee’s Participation Agreement, this Policy is intended to be the only agreement between the Eligible Employee and the Company regarding any change in control or severance payments or benefits to be paid to the Eligible Employee on account of a termination of employment whether unrelated to, concurrent with, or following, a Change in Control. Accordingly, by executing a Participation Agreement, an Eligible Employee hereby forfeits and waives any rights to any severance or change in control benefits set forth in any employment agreement, offer letter, and/or equity award agreement, except as set forth in this Policy and in the Eligible Employee’s Participation Agreement.

15.

Tax Obligations: All payments and benefits under this Policy will be paid less applicable withholding taxes. The Company is authorized to withhold from any payments or benefits all U.S. federal, state, local and/or non-U.S. taxes required to be withheld therefrom and any other required payroll deductions. The Company will not pay any Eligible Employee’s taxes arising from or relating to any payments or benefits under this Policy. The Eligible Employee will be solely responsible for the payment of all personal tax liability that is incurred as a result of the payments and benefits received under this Policy, and the Eligible Employee will not be reimbursed by the Company for any such payments.

16.

Term: Subject to the terms of this paragraph, this Policy will have a term of 3 years commencing on the Effective Date (the “Term”) unless the Board or the Compensation Committee, as applicable, decides to sooner terminate this Policy in accordance with the terms of this Policy or the affected Eligible Employee consents to an earlier termination. Any termination of this Policy by the Board or the Compensation Committee, as applicable, must be in writing and will be taken in a non-fiduciary capacity. Neither the lapse of this Policy by its terms nor the termination of this Policy by the Company will by itself constitute termination of employment or grounds for a Constructive Termination. Further, if a Change in Control occurs when there are fewer than 6 months remaining during the Term, the Term will extend automatically through the date that is 18 months following the date of the Change in Control (unless the affected Eligible Employee consents to an earlier termination). Notwithstanding the foregoing, if during the Term, an initial occurrence of an act or omission by the company constituting the grounds for “Constructive Termination” in accordance with the definition herein has occurred (the “Initial Grounds”), and the expiration date of the Cure Period (as such defined herein) with respect to such Initial Grounds could occur following the expiration of the Term, the Term will extend automatically through the date that is 30 days following the expiration of the Cure Period, but such extension of the Term will only apply with respect to the Initial Grounds.

17.

Amendment: Subject to this Section 17, the Board or the Compensation Committee may amend the Policy in writing at any time, without advance notice to any Eligible Employee or other individual and without regard to the effect of the amendment on any Eligible Employee or on any other individual. Any amendment to the Plan that (a) causes an individual to cease to be a Eligible Employee, or (b) reduces or alters to the detriment of the Eligible Employee the Severance Benefits potentially payable to the Eligible Employee (including, without limitation, imposing additional conditions or modifying the timing of payment) (an amendment described in clause (a) and/or clause (b) being an “adverse amendment or termination”), will be effective only if it is approved by the Company and communicated to the affected individual(s) in writing more than 18 months before the effective date of the adverse amendment or termination. Once a Participant has incurred a Qualified Termination, no amendment or termination of the Plan may, without that Participant’s written consent, reduce or alter to the detriment of the Participant, the Severance Benefits payable to the Participant. In addition and notwithstanding the preceding, beginning on the date that the Change in Control Period begins, the Company may not, without a Participant’s written consent, amend or terminate the Plan in any way, nor take any other action under the Plan, which (i) prevents that Eligible Employee from becoming eligible for Severance Benefits, or (ii) reduces or alters to the detriment of the Eligible Employee the Severance Benefits payable, or potentially payable, to the Eligible Employee (including, without limitation, imposing additional conditions). Any action of the Company in amending or terminating the Plan will be taken in a non-fiduciary capacity.

18.

Claims Procedure: Any Eligible Employee who believes he or she is entitled to any payment under the Policy may submit a claim in writing to the Administrator. If the claim is denied (in full or in part), the claimant will be provided a written notice explaining the specific reasons for the denial and referring to the provisions of the Policy on which the denial is based. The notice will also describe any additional information needed to support the claim and the Policy’s procedures for appealing the denial. The denial notice will be provided within 90 days after the claim is received. If special circumstances require an extension of time (up to 90 days), written notice of the extension will be given within the initial 90-day period. This notice of extension will indicate the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision on the claim.

19.

Appeal Procedure: If the claimant’s claim is denied, the claimant (or his or her authorized representative) may apply in writing to the Administrator for a review of the decision denying the claim. Review must be requested within 60 days following the date the claimant received the written notice of their claim denial or else the claimant loses the right to review. The claimant (or representative) then has the right to review and obtain copies of all documents and other information relevant to the claim, upon request and at no charge, and to submit issues and comments in writing. The Administrator will provide written notice of the decision on review within 60 days after it receives a review request. If additional time (up to 60 days) is needed to review the request, the claimant (or representative) will be given written notice of the reason for the delay. This notice of extension will indicate the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision. If the claim is denied (in full or in part), the claimant will be provided a written notice explaining the specific reasons for the denial and referring to the provisions of the Policy on which the denial is based. The notice will also include a statement that the claimant will be provided, upon request and free of charge, reasonable access to, and copies of, all documents and other information relevant to the claim and a statement regarding the claimant’s right to bring an action under Section 502(a) of ERISA.

20.

Successors: Any successor to the Company of all or substantially all of the Company’s business and/or assets (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or other transaction) must assume the obligations under the Policy and agree expressly to perform the obligations under the Policy in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under the Policy, the term “Company” will include any successor to the Company’s business and/or assets which becomes bound by the terms of the Policy by operation of law, or otherwise.

21.

Applicable Law: The provisions of the Policy will be construed, administered, and enforced in accordance with ERISA and, to the extent applicable, the internal substantive laws of the state of California (but not its conflict of laws provisions).

22.

Definitions: Unless otherwise defined in an Eligible Employee’s Participation Agreement, the following terms will have the following meanings for purposes of this Policy and the Eligible Employee’s Participation Agreement:

a.

“Base Salary” means the Eligible Employee’s annual base salary as in effect immediately prior to his or her Qualified Termination (or if the termination is due to a resignation in a Constructive Termination based on a material reduction in base salary, then the Eligible Employee’s annual base salary in effect immediately prior to such reduction) or, if the Eligible Employee’s Qualified Termination occurs following the Change in Control, at the level in effect immediately prior to the Change in Control if the pre-Change in Control amount is greater.

b.	“Board” means the Board of Directors of the Company.

c.

“Cause” means, with respect to an Eligible Employee, the occurrence of any of the following: (a) the Eligible Employee’s engaging in illegal or unethical conduct that was or is reasonably likely to be materially injurious to the business or reputation of the Company or its subsidiaries; (b) the Eligible Employee’s violation of a federal or state law or regulation materially applicable to the Company’s business; (c) the Eligible Employee’s material breach of the terms of any confidentiality agreement or invention assignment agreement between the Eligible Employee and the Company; (d) the Eligible Employee’s being convicted of, or entering a plea of nolo contendere to, a felony (other than a traffic violation) or committing any act of moral turpitude, dishonesty or fraud against, or the misappropriation of material property belonging to, the Company or its subsidiaries; (e) the Eligible Employee’s repeated failure to substantially perform his or her duties and responsibilities to the Company after written notification by the Board of such failure and an opportunity to cure such failure within 30 days, (f) the Eligible Employee’s material breach of any of his or her fiduciary duties to the Company; or (g) the Eligible Employee’s failure to reasonably cooperate in any audit or investigation of the business or financial practices of the Company.

d.	“Change in Control” means the occurrence of any of the following events:

i.

Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, provided, that for this subsection, the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company, such event shall not be considered a Change in Control under this subsection i. For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

ii.

Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Board members whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection ii, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

iii.

Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection iii., gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding anything in this subsection iii. to the contrary, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (1) a transfer to an entity controlled by the Company’s stockholders immediately after the transfer, or (2) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in clauses (a) or (c) of this definition.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

e.	“Change in Control Period” will mean the period beginning 3 months prior to and ending 12 months following a Change in Control.

f.	“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985.

g.	“Code” means the Internal Revenue Code of 1986.

h.	“Constructive Termination” has the meaning set forth in the Eligible Employee’s Participation Agreement.

i.

“Disability” means the total and permanent disability as defined in Section 22(e)(3) of the Code unless the Company maintains a long-term disability plan at the time of the Eligible Employee’s termination, in which case, the determination of disability under such plan also will be considered “Disability” for purposes of this Policy.

j.	“Exchange Act” means the Securities and Exchange Act of 1934.

k.	“Qualified Termination” has the meaning set forth in the Eligible Employee’s Participation Agreement.

l.	“Severance Benefits” means Salary Severance, Bonus Severance, or Equity Vesting.

Additional Information:

Plan Name:	Medallia, Inc. Change in Control and Severance Policy

Plan Sponsor:	Medallia, Inc. 575 Market Street San Francisco, CA 94105

Identification Numbers:	[•]

Plan Year:	Company’s Fiscal Year

Plan Administrator:	Medallia, Inc.

Attention: Administrator of the Medallia, Inc. Change in Control and Severance Policy 575 Market Street San Francisco, CA 94105

Agent for Service of Legal Process:	Medallia, Inc. Attention: General Counsel 575 Market Street San Francisco, CA 94105

Service of process may also be made upon the Plan Administrator.

Type of Plan	Severance Plan/Employee Welfare Benefit Plan

Plan Costs	The cost of the Policy is paid by the Company.

Statement of ERISA Rights:

Eligible Employees have certain rights and protections under ERISA:

They may examine (without charge) all Policy documents, including any amendments and copies of all documents filed with the U.S. Department of Labor, such as the Policy’s annual report (Internal Revenue Service Form 5500). These documents are available for review in the Company’s Human Resources Department.

They may obtain copies of all Policy documents and other Policy information upon written request to the Plan Administrator. A reasonable charge may be made for such copies.

In addition to creating rights for Eligible Employees, ERISA imposes duties upon the people who are responsible for the operation of the Policy. The people who operate the Policy (called “fiduciaries”) have a duty to do so prudently and in the interests of Eligible Employees. No one, including the Company or any other person, may fire or otherwise discriminate against an Eligible Employee in any way to prevent them from obtaining a benefit under the Policy or exercising rights under ERISA. If an Eligible Employee’s claim for a severance benefit is denied, in whole or in part, they must receive a written explanation of the reason for the denial. An Eligible Employee has the right to have the denial of their claim reviewed. (The claim review procedure is explained above.)

Under ERISA, there are steps Eligible Employees can take to enforce the above rights. For instance, if an Eligible Employee requests materials and does not receive them within 30 days, they may file suit in a federal court. In such a case, the court may require the Administrator to provide the materials and to pay the Eligible Employee up to $110 a day until they receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If an Eligible Employee has a claim which is denied or ignored, in whole or in part, he or she may file suit in a state or federal court. If it should happen that an Eligible Employee is discriminated against for asserting their rights, he or she may seek assistance from the U.S. Department of Labor, or may file suit in a federal court.

In any case, the court will decide who will pay court costs and legal fees. If the Eligible Employee is successful, the court may order the person sued to pay these costs and fees. If the Eligible Employee loses, the court may order the Eligible Employee to pay these costs and fees, for example, if it finds that the claim is frivolous.

If an Eligible Employee has any questions regarding the Policy, please contact the Plan Administrator. If an Eligible Employee has any questions about this statement or about their rights under ERISA, they may contact the nearest area office of the Employee Benefits Security Administration (formerly the Pension and Welfare Benefits Administration), U.S. Department of Labor, listed in the telephone directory, or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20210. An Eligible Employee may also obtain certain publications about their rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

CEO

EXHIBIT A

Change in Control and Severance Policy

Participation Agreement

This Participation Agreement (“Agreement”) is made and entered into by and between [•] and Medallia, Inc. (the “Company”).

You have been designated as eligible to participate in the Policy, a copy of which is attached hereto, pursuant to which you are eligible to receive the following severance payments and benefits upon a Qualified Termination, subject to the terms and conditions of the Policy.

Qualified Termination means a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability or by you due to a Constructive Termination, in either case (i) during the Change in Control Period (a “CIC Qualified Termination”) or (ii) outside the Change in Control Period (a “Non-CIC Qualified Termination”).

Constructive Termination means your resignation in accordance with the next sentence after the occurrence of one or more of the following events without your express written consent: (a) you cease service as Chief Executive Officer and lead decision maker of the Company or; a material reduction in your role, duties, authority or responsibility; (b) a material reduction in your annual salary or annual target bonus amount, which the parties agree is a reduction of at least 5%; (c) a relocation of your principal place of employment more than 35 miles from San Mateo, California; or (d) a material reduction of your other material benefits including health care and long-term incentives. In order for your resignation to be a Constructive Termination, you must not resign without first providing the Company with written notice of the acts or omissions constituting the grounds for a “Constructive Termination” within 60 days of the initial existence of the grounds for a “Constructive Termination” and a cure period of 30 days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and you must terminate your employment within 30 days following the Cure Period. As used in this definition, “Company” includes any successor to the Company pursuant to a Change in Control.

Non-CIC Qualified Termination

•	Equity Vesting: None.

•	Salary Severance: Your percentage of Base Salary will be 100%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a lump-sum payment equal to the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs) payable on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 12 months.

CIC Qualified Termination

•	Equity Vesting: Your equity vesting benefit will be 100% (time-based awards).

•	Salary Severance: Your percentage of Base Salary will be 150%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a lump-sum payment equal to the sum of: (i) 150% of your target annual bonus as in effect for the fiscal year in which your Qualified Termination occurs and (ii) the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs) payable on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 18 months.

Non-Duplication of Payment or Benefits

If (i) an Eligible Employee’s Qualified Termination occurs prior to a Change in Control that qualifies him or her for severance payments and benefits payable on a Non-CIC Qualified Termination under this Policy and the Agreement and (ii) a Change in Control occurs within the 3-month period following the Eligible Employee’s Qualified Termination that qualifies him or her for the severance payments and benefits payable on a CIC Qualified Termination under this Policy, then (i) the Eligible Employee will cease receiving any further payments or benefits under this Policy in connection with his or her Non-CIC Qualified Termination and (ii) the Equity Vesting, Salary Severance and COBRA Coverage (or COBRA Replacement Payments), as applicable, otherwise payable on a CIC Qualified Termination under this Agreement each will be offset by the corresponding payments or benefits already paid under this Participation Agreement upon a Non-CIC Qualified Termination.

Other Provisions

Except as set forth in this paragraph, you agree that the Policy and the Agreement constitute the entire agreement of the parties hereto and supersede in their entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of the parties, and will specifically supersede any severance and/or change in control provisions of any offer letter, employment agreement, or equity award agreement entered into between you and the Company. Notwithstanding the foregoing, any provision in your existing offer letter and/or equity award agreement with the Company that provides for vesting of your restricted stock units upon certain qualifying terminations of employment occurring prior to a “Liquidity Event” (as defined in the applicable letter or agreement) will not be superseded by the Policy or this Agreement, and will continue in full force and effect pursuant to its existing terms. For the avoidance of doubt, any vesting acceleration in your existing offer letter and/or equity award agreement with the Company occurring upon certain qualifying terminations of employment occurring in connection with or following a “change in control” (or similar term as defined in the applicable letter or agreement) will be superseded by the Policy and this Agreement.

This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

By its signature below, each of the parties signifies its acceptance of the terms of this Agreement, in the case of the Company by its duly authorized officer effective as of the last date set forth below.

MEDALLIA, INC.	ELIGIBLE EMPLOYEE

By:	Signature:

Date:	Date:

Direct Reports Version 1 (CFO, GC, Chief People Officer, Chief Strategy Officer, CCO, EVP Corp Dev)

EXHIBIT A

Change in Control and Severance Policy

Participation Agreement

This Participation Agreement (“Agreement”) is made and entered into by and between [•] and Medallia, Inc. (the “Company”).

You have been designated as eligible to participate in the Policy, a copy of which is attached hereto, pursuant to which you are eligible to receive the following severance payments and benefits upon a Qualified Termination, subject to the terms and conditions of the Policy.

Qualified Termination means either (i) a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability or by you due to a Constructive Termination during the Change in Control Period (a “CIC Qualified Termination”) or (ii) a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability outside the Change in Control Period (a “Non-CIC Qualified Termination”).

Constructive Termination means your resignation in accordance with the next sentence after the occurrence of one or more of the following events without your express written consent: (a) the assignment to you of any authority, duties or responsibilities or the reduction of your authority, duties or responsibilities, either of which results in a material diminution in your authority, duties or responsibilities at the Company as in effect immediately prior to the Change in Control Period, provided that the parties agree that ceasing to hold the [TITLE] position at either the parent level of the surviving entity or at the highest level of the acquiring company during the Change in Control Period will constitute such a material diminution in your authority, duties or responsibilities unless you are provided with a comparable position (i.e., a position of equal or greater organizational level, duties, authority and status); (b) a material reduction of more than 10% of your then-current Base Salary (other than as part of single an across-the-board proportional salary reduction of less than 15% applicable to all officers of the Company and approved by the Board or the Compensation Committee); (c) a relocation of your principal work location to a location that increases your one-way commute from your principal residence at the time of the Change in Control by more than 35 miles as compared to where you perform duties immediately prior to the Change in Control; or (d) the failure of the Company to obtain the assumption of the material obligations of the your employment offer letter (or employment agreement) with the Company by any successor. In order for your resignation to be a Constructive Termination, you must not resign without first providing the Company with written notice of the acts or omissions constituting the grounds for a “Constructive Termination” within 60 days of the initial existence of the grounds for a “Constructive Termination” and a cure period of 30 days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and you must terminate your employment within 30 days following the Cure Period. As used in this definition, “Company” includes any successor to the Company pursuant to a Change in Control.

Non-CIC Qualified Termination

•	Equity Vesting: None.

•	Salary Severance: Your percentage of Base Salary will be 50%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a payment equal to the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs), payable in a lump-sum on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 6 months.

CIC Qualified Termination

•	Equity Vesting: Your equity vesting benefit will be 100% (time-based awards).

•	Salary Severance: Your percentage of Base Salary will be 100%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a payment equal to the sum of: (i) 100% of your target annual bonus as in effect for the fiscal year in which your Qualified Termination occurs and (ii) the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs), payable in a lump-sum on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 12 months.

Non-Duplication of Payment or Benefits

If (i) an Eligible Employee’s Qualified Termination occurs prior to a Change in Control that qualifies him or her for severance payments and benefits payable on a Non-CIC Qualified Termination under this Policy and the Agreement and (ii) a Change in Control occurs within the 3-month period following the Eligible Employee’s Qualified Termination that qualifies him or her for the severance payments and benefits payable on a CIC Qualified Termination under this Policy, then (i) the Eligible Employee will cease receiving any further payments or benefits under this Policy in connection with his or her Non-CIC Qualified Termination and (ii) the Equity Vesting, Salary Severance and COBRA Coverage (or COBRA Replacement Payments), as applicable, otherwise payable on a CIC Qualified Termination under this Agreement each will be offset by the corresponding payments or benefits already paid under this Participation Agreement upon a Non-CIC Qualified Termination.

Other Provisions

Except as set forth in this paragraph, you agree that the Policy and the Agreement constitute the entire agreement of the parties hereto and supersede in their entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of the parties, and will specifically supersede any severance and/or change in control provisions of any offer letter, employment agreement, or equity award agreement entered into between you and the Company. Notwithstanding the foregoing, any provision in your existing offer letter and/or equity award agreement with the Company that provides for vesting of your restricted stock units upon certain qualifying terminations of employment occurring prior to a “Liquidity Event” (as defined in the applicable letter or agreement) will not be superseded by the Policy or this Agreement, and will continue in full force and effect pursuant to its existing terms. For the avoidance of doubt, any vesting acceleration in your existing offer letter and/or equity award agreement with the Company occurring upon certain qualifying terminations of employment occurring in connection with or following a “change in control” (or similar term as defined in the applicable letter or agreement) will be superseded by the Policy and this Agreement.

This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

By its signature below, each of the parties signifies its acceptance of the terms of this Agreement, in the case of the Company by its duly authorized officer effective as of the last date set forth below.

MEDALLIA, INC.	ELIGIBLE EMPLOYEE

By:	Signature:

Date:	Date:

Direct Reports Version 2

EXHIBIT A

Change in Control and Severance Policy

Participation Agreement

This Participation Agreement (“Agreement”) is made and entered into by and between [•] and Medallia, Inc. (the “Company”).

You have been designated as eligible to participate in the Policy, a copy of which is attached hereto, pursuant to which you are eligible to receive the following severance payments and benefits upon a Qualified Termination, subject to the terms and conditions of the Policy.

Qualified Termination means either (i) a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability or by you due to a Constructive Termination during the Change in Control Period (a “CIC Qualified Termination”) or (ii) a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability outside the Change in Control Period (a “Non-CIC Qualified Termination”).

Constructive Termination means your resignation in accordance with the next sentence after the occurrence of one or more of the following events without your express written consent: (a) the assignment to you of any authority, duties or responsibilities or the reduction of your authority, duties or responsibilities, either of which results in a material diminution in your authority, duties or responsibilities at the Company as in effect immediately prior to the Change in Control Period, unless you are provided with a comparable position (i.e., a position of equal or greater organizational level, duties, authority and status); provided, however, that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when you retain your title with the Company following a Change in Control but are not given such title with the acquiring corporation) will not constitute a “Constructive Termination” if your duties, position and responsibilities remain materially the same; (b) a material reduction of more than 10% of your then-current Base Salary (other than as part of single an across-the-board proportional salary reduction of less than 15% applicable to all officers of the Company and approved by the Board or the Compensation Committee); (c) a relocation of your principal work location to a location that increases your one-way commute from your principal residence at the time of the Change in Control by more than 35 miles as compared to where you perform duties immediately prior to the Change in Control; or (d) the failure of the Company to obtain the assumption of the material obligations of the your employment offer letter (or employment agreement) with the Company by any successor. In order for your resignation to be a Constructive Termination, you must not resign without first providing the Company with written notice of the acts or omissions constituting the grounds for a “Constructive Termination” within 60 days of the initial existence of the grounds for a “Constructive Termination” and a cure period of 30 days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and you must terminate your employment within 30 days following the Cure Period. As used in this definition, “Company” includes any successor to the Company pursuant to a Change in Control.

Non-CIC Qualified Termination

•	Equity Vesting: None.

•	Salary Severance: Your percentage of Base Salary will be 50%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a payment equal to the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs), payable in a lump-sum on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 6 months.

CIC Qualified Termination

•	Equity Vesting: Your equity vesting benefit will be 100% (time-based awards).

•	Salary Severance: Your percentage of Base Salary will be 100%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a payment equal to the sum of: (i) 100% of your target annual bonus as in effect for the fiscal year in which your Qualified Termination occurs and (ii) the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs), payable in a lump-sum on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 12 months.

Non-Duplication of Payment or Benefits

If (i) an Eligible Employee’s Qualified Termination occurs prior to a Change in Control that qualifies him or her for severance payments and benefits payable on a Non-CIC Qualified Termination under this Policy and the Agreement and (ii) a Change in Control occurs within the 3-month period following the Eligible Employee’s Qualified Termination that qualifies him or her for the severance payments and benefits payable on a CIC Qualified Termination under this Policy, then (i) the Eligible Employee will cease receiving any further payments or benefits under this Policy in connection with his or her Non-CIC Qualified Termination and (ii) the Equity Vesting, Salary Severance and COBRA Coverage (or COBRA Replacement Payments), as applicable, otherwise payable on a CIC Qualified Termination under this Agreement each will be offset by the corresponding payments or benefits already paid under this Participation Agreement upon a Non-CIC Qualified Termination.

Other Provisions

Except as set forth in this paragraph, you agree that the Policy and the Agreement constitute the entire agreement of the parties hereto and supersede in their entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of the parties, and will specifically supersede any severance and/or change in control provisions of any offer letter, employment agreement, or equity award agreement entered into between you and the Company. Notwithstanding the foregoing, any provision in your existing offer letter and/or equity award agreement with the Company that provides for vesting of your restricted stock units upon certain qualifying terminations of employment occurring prior to a “Liquidity Event” (as defined in the applicable letter or agreement) will not be superseded by the Policy or this Agreement, and will continue in full force and effect pursuant to its existing terms. For the avoidance of doubt, any vesting acceleration in your existing offer letter and/or equity award agreement with the Company occurring upon certain qualifying terminations of employment occurring in connection with or following a “change in control” (or similar term as defined in the applicable letter or agreement) will be superseded by the Policy and this Agreement.

This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

By its signature below, each of the parties signifies its acceptance of the terms of this Agreement, in the case of the Company by its duly authorized officer effective as of the last date set forth below.

MEDALLIA, INC.	ELIGIBLE EMPLOYEE

By:	Signature:

Date:	Date:

OTHER EXECUTIVES

EXHIBIT A

Change in Control and Severance Policy

Participation Agreement

This Participation Agreement (“Agreement”) is made and entered into by and between [•] on the one hand, and Medallia, Inc. (the “Company”) on the other.

You have been designated as eligible to participate in the Policy, a copy of which is attached hereto, pursuant to which you are eligible to receive the following severance payments and benefits upon a Qualified Termination, subject to the terms and conditions of the Policy.

Qualified Termination means either (i) a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability or by you due to a Constructive Termination during the Change in Control Period (a “CIC Qualified Termination”) or (ii) a termination of your employment by the Company (or any of its subsidiaries) other than for Cause, death, or Disability outside the Change in Control Period (a “Non-CIC Qualified Termination”).

Constructive Termination means your resignation in accordance with the next sentence after the occurrence of one or more of the following events without your express written consent: (a) the assignment to you of any authority, duties or responsibilities or the reduction of your authority, duties or responsibilities, either of which results in a material diminution in your authority, duties or responsibilities at the Company as in effect immediately prior to the Change in Control Period, unless you are provided with a comparable position (i.e., a position of equal or greater organizational level, duties, authority and status); provided, however, that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when you retain your title with the Company following a Change in Control but are not given such title with the acquiring corporation) will not constitute a “Constructive Termination” if your duties, position and responsibilities remain materially the same; (b) a material reduction of more than 10% of your then-current Base Salary (other than as part of single an across-the-board proportional salary reduction of less than 15% applicable to all officers of the Company and approved by the Board or the Compensation Committee); (c) a relocation of your principal work location to a location that increases your one-way commute from your principal residence at the time of the Change in Control by more than 35 miles as compared to where you perform duties immediately prior to the Change in Control; or (d) the failure of the Company to obtain the assumption of the material obligations of the your employment offer letter (or employment agreement) with the Company by any successor. In order for your resignation to be a Constructive Termination, you must not resign without first providing the Company with written notice of the acts or omissions constituting the grounds for a “Constructive Termination” within 60 days of the initial existence of the grounds for a “Constructive Termination” and a cure period of 30 days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and you must terminate your employment within 30 days following the Cure Period. As used in this definition, “Company” includes any successor to the Company pursuant to a Change in Control.

Non-CIC Qualified Termination

•	Equity Vesting: None.

•	Salary Severance: Your percentage of Base Salary will be 50%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a payment equal to the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs), payable in a lump-sum on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 6 months.

CIC Qualified Termination

•	Equity Vesting: Your equity vesting benefit will be 50% (time-based awards).

•	Salary Severance: Your percentage of Base Salary will be 50%, payable in a lump-sum on the 61st day following your Qualified Termination.

•

Bonus Severance: You will receive a payment equal to the sum of: (i) 50% of your target annual bonus as in effect for the fiscal year in which your Qualified Termination occurs and (ii) the pro-rata portion of your target annual bonus (based on the number of full months you have worked during the fiscal year in which your Qualified Termination occurs), payable in a lump-sum on the 61st day following your Qualified Termination.

•	COBRA Coverage: The Company will pay for your COBRA continuation coverage (or COBRA Replacement Payments, as applicable) for up to 6 months.

Non-Duplication of Payment or Benefits

If (i) an Eligible Employee’s Qualified Termination occurs prior to a Change in Control that qualifies him or her for severance payments and benefits payable on a Non-CIC Qualified Termination under this Policy and the Agreement and (ii) a Change in Control occurs within the 3-month period following the Eligible Employee’s Qualified Termination that qualifies him or her for the severance payments and benefits payable on a CIC Qualified Termination under this Policy, then (i) the Eligible Employee will cease receiving any further payments or benefits under this Policy in connection with his or her Non-CIC Qualified Termination and (ii) the Equity Vesting, Salary Severance and COBRA Coverage (or COBRA Replacement Payments), as applicable, otherwise payable on a CIC Qualified Termination under this Agreement each will be offset by the corresponding payments or benefits already paid under this Participation Agreement upon a Non-CIC Qualified Termination.

Other Provisions

Except as set forth in this paragraph, you agree that the Policy and the Agreement constitute the entire agreement of the parties hereto and supersede in their entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of the parties, and will specifically supersede any severance and/or change in control provisions of any offer letter, employment agreement, or equity award agreement entered into between you and the Company. Notwithstanding the foregoing, any provision in your existing offer letter and/or equity award agreement with the Company that provides for vesting of your restricted stock units upon certain qualifying terminations of employment occurring prior to a “Liquidity Event” (as defined in the applicable letter or agreement) will not be superseded by the Policy or this Agreement, and will continue in full force and effect pursuant to its existing terms. For the avoidance of doubt, any vesting acceleration in your existing offer letter and/or equity award agreement with the Company occurring upon certain qualifying terminations of employment occurring in connection with or following a “change in control” (or similar term as defined in the applicable letter or agreement) will be superseded by the Policy and this Agreement.

This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

By its signature below, each of the parties signifies its acceptance of the terms of this Agreement, in the case of the Company by its duly authorized officer effective as of the last date set forth below.

MEDALLIA, INC.	ELIGIBLE EMPLOYEE

By:	Signature:

Date:	Date: